THIRD QUARTER 2009

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Dividends	9
• Leasing	9 – 10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Properties Commencing Initial Operations / Rental Property Sales	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	35 – 40
• Market Diversification (MSA’s)	41
• Industry Diversification (Top 30 Tenant Industries)	42
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	43
(b) Square Footage	44
(c) Base Rental Revenue	45
(d) Percentage Leased	46
• Consolidated Property Listing (by Property Type)	47 – 56
• Significant Tenants (Top 50 Tenants)	57 – 58
• Schedules of Lease Expirartions (by Property Type)	59 – 63

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
Risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.4 billion at September 30, 2009.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 288 properties, primarily class A office and office/flex buildings, totaling approximately 33.1 million square feet, serving as home to approximately 2,100 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2009)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	288
Total Square Feet	33.1 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.7 million square feet
Northeast Presence	33.1 million square feet
Common Shares and
Units Outstanding	92.4 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	5.6%
Total Market Capitalization	$5.4 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Barry Lefkowitz, Executive Vice President and Chief Financial Officer
Roger W. Thomas, Executive Vice President, General Counsel and Secretary
Michael A. Grossman, Executive Vice President
Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Equity Research Coverage

Bank of America – Merrill Lynch James C. Feldman (212) 449-6339	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
BGB Securities, Inc. David Shapiro (703) 528-5782	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Citigroup Michael Bilerman (212) 816-1383	Macquarie Research Equities Nick Pirsos (212) 231-2457
Deutsche Bank North America John N. Perry (212) 250-4912	Morgan Stanley Paul Morgan (212) 761-8576
Goldman Sachs & Co. Sloan Bohlen (212) 902-2796	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Green Street Advisors Michael Knott (949) 640-8780	UBS Investment Research Ross T. Nussbaum (212) 713-2484

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2009 amounted to $75.0 million, or $0.81 per share.  For the nine months ended September 30, 2009, FFO available to common shareholders equaled $219.6 million, or $2.52 per share.

Net income available to common shareholders for the third quarter 2009 equaled $19.1 million, or $0.24 per share.  For the nine months ended September 30, 2009, net income available to common shareholders amounted to $51.6 million, or $0.71 per share.

Total revenues for the third quarter 2009 were $193.6 million.  For the nine months ended September 30, 2009, total revenues amounted to $569.6 million.

All per share amounts presented above are on a diluted basis.

The Company had 78,554,827 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 13,821,755 common operating partnership units outstanding as of September 30, 2009.  The Company had a total of 92,376,582 common shares/common units outstanding at September 30, 2009.

As of September 30, 2009, the Company had total indebtedness of approximately $2.3 billion, with a weighted average annual interest rate of 6.60 percent.  The Company had a debt-to-undepreciated assets ratio of 39.8 percent at September 30, 2009.  The Company had an interest coverage ratio of 3.1 times for the quarter ended September 30, 2009.

On August 14, 2009, the Company completed the sale of $250 million face amount of 7.750 percent senior unsecured notes due August 15, 2019 with interest payable semi-annually in arrears.  The net proceeds from the issuance of approximately $246.2 million, after underwriting discount, were used for general corporate purposes.

Dividends

In September, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the third quarter 2009, which was paid on October 9, 2009 to shareholders of record as of October 5, 2009.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period July 15, 2009 through October 14, 2009.  The dividend was paid on October 15, 2009 to shareholders of record as of October 5, 2009.

Leasing

Mack-Cali’s consolidated in-service portfolio was 90.0 percent leased at September 30, 2009, as compared to 90.6 percent at June 30, 2009.

For the quarter ended September 30, 2009, the Company executed 122 leases at its consolidated in-service portfolio totaling 819,572 square feet, consisting of 576,171 square feet of office space and 243,401 square feet of office/flex space.  Of these totals, 153,549 square feet were for new leases and 666,023 square feet were for lease renewals and other tenant retention transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
KPMG LLP, an international provider of audit, tax and advisory services, signed 10-year renewal transactions totaling 99,139 square feet at two buildings in Woodcliff Lake, comprised of 53,409 square feet at 300 Tice Boulevard and 45,730 square feet at 530 Chestnut Ridge Road.  Also at 300 Tice Boulevard, JPMorgan Chase Bank National Association, a global financial services firm, signed a two-year renewal for 17,814 square feet.  300 Tice Boulevard is a 230,000 square-foot office building that is 98.9 percent leased and 530 Chestnut Ridge Road is a 57,204 square-foot office building that is 100 percent leased.

CENTRAL NEW JERSEY:

-
Utility provider Public Service Electric & Gas Company renewed 47,604 square feet at 20 Commerce Drive in Cranford for three-years and three-months.  The 176,600 square-foot office building, located in Cranford Business Park, is 98.9 percent leased.

-
New England Life Insurance Company, a subsidiary of insurance and financial planning provider MetLife, signed transactions totaling 15,984 square feet at 1305 Campus Parkway in Wall Township, consisting of a four-year and four-month renewal for 13,957 square feet and a six-year and one-month expansion for 2,027 square feet.  The 23,350 square-foot office building, located in Monmouth Shores Corporate Park, is 92.4 percent leased.

WESTCHESTER COUNTY, NEW YORK:

-
International Business Machines Corporation, renewed 43,905 square feet for three years at 17 Skyline Drive in Hawthorne.  The 85,000 square-foot office building, located in Mid-Westchester Executive Park, is 100 percent leased.

-
Hospitals Insurance Company, Inc., a provider of insurance services and products, signed a transaction totaling 14,682 square feet at 50 Main Street in White Plains, consisting of a 10-year and six-month renewal of 11,757 square feet and a 10-year and seven-month expansion of 2,925 square feet.  The 309,000 square-foot office building, located in the Westchester Financial Center, is 98.9 percent leased.

-
Emigrant Bank signed a transaction totaling 34,006 square feet consisting of a 15-year, 31,701 square-foot renewal and a 15-year and 5-month, 2,305 square-foot expansion at 7 Westchester Plaza, Cross Westchester Executive Park in Elmsford.  The 46,200 square-foot office/flex building is 100 percent leased.

-
Belmay, Inc., global creator and manufacturer of fragrances, renewed 26,843 square feet for five-years at 200 Corporate Boulevard South, South Westchester Executive Park in Yonkers.  The 84,000 square-foot office/flex building is 99.8 percent leased.

-
The Board of Cooperative Educational Services, Southern Westchester signed three-year renewal transactions totaling 29,931 square feet at two properties in Cross Westchester Executive Park in Elmsford, including 20,131 square feet at 2 Westchester Plaza and 9,800 square feet at 50 Executive Boulevard.  2 Westchester Plaza is a 25,000 square-foot office/flex building that is 100 percent leased and 50 Executive Boulevard is a 45,200 square-foot office/flex building that is 86.9 percent leased.

SUBURBAN PHILADELPHIA:

-
Omnicare of New York, LLC, provider of pharmaceutical care for seniors, signed a two-year and one-month renewal of 19,800 square feet at 40 Twosome Drive in Moorestown.  The 40,265 square-foot office/flex building, located in the Moorestown West Corporate Center, is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Key Financial Data

As of or for the three months ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Shares and Units:
Common Shares Outstanding	78,554,827	78,334,220	66,424,213	66,419,055	65,875,466
Common Units Outstanding (a)	13,821,755	14,024,755	14,435,743	14,437,731	14,856,139
Combined Shares and Units	92,376,582	92,358,975	80,859,956	80,856,786	80,731,605
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	92,245,107	88,000,033	80,920,580	80,465,797	80,414,716
Weighted Average- Diluted (c)	92,245,107	88,000,033	80,920,580	80,500,825	80,617,243
Common Share Price ($’s):
At the end of the period	32.33	22.80	19.81	24.50	33.87
High during period	37.63	28.01	23.97	33.31	43.00
Low during period	21.13	18.32	13.73	13.16	31.00

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	3,014,578	2,134,041	1,627,632	2,006,777	2,760,543
Total Debt	2,337,875	2,090,433	2,254,121	2,225,475	2,230,861
Total Market Capitalization	5,352,453	4,224,474	3,881,753	4,232,252	4,991,404
Total Debt/ Total Market Capitalization	43.68%	49.48%	58.07%	52.58%	44.69%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,757,236	4,535,045	4,409,128	4,443,922	4,492,890
Gross Book Value of Real Estate Assets	5,184,411	5,158,812	4,937,170	4,963,780	4,940,111
Total Liabilities	2,576,391	2,336,004	2,471,318	2,484,559	2,479,225
Total Equity	2,180,845	2,199,041	1,937,810	1,959,363	2,013,665
Total Revenues	193,617	189,338	186,666	186,100	204,363
Capitalized Interest	259	186	660	1,090	1,733
Scheduled Principal Payments	421	3,794	3,130	4,047	3,486
Interest Coverage Ratio	3.08	3.28	3.08	2.53	3.63
Fixed Charge Coverage Ratio	2.97	2.89	2.71	1.75	3.06
Net Income	22,789	24,625	14,597	(4,948)	28,053
Net Income Available to Common Shareholders	19,087	20,374	12,101	(4,136)	22,569
Earnings per Share—diluted	0.24	0.28	0.18	(0.06)	0.34
FFO per Share—diluted (e)	0.81	0.87	0.84	0.63	1.02
Dividends Declared per Share	0.45	0.45	0.45	0.64	0.64
FFO Payout Ratio—diluted (e)	55.34%	51.78%	53.48%	101.25%	62.84%

Portfolio Size:
Properties	288	295	294	293	294
Total Square Footage	33,083,723	33,750,420	33,751,011	33,501,011	33,733,011
Sq. Ft. Leased at End of Period (f) (g)	90.0%	90.6%	90.7%	91.3%	91.8%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended September 30,			%
	2009	2008	Change	Change

Total Property Revenues	$173,023	$179,326	$(6,303)	(3.5)

Real Estate Taxes	22,309	23,296	(987)	(4.2)
Utilities	17,142	24,705	(7,563)	(30.6)
Operating Services	24,987	23,890	1,097	4.6
Total Property Expenses:	64,438	71,891	(7,453)	(10.4)

GAAP Net Operating Income	108,585	107,435	1,150	1.1

Less: straight-lining of rents adj.	474	1,744	(1,270)	(72.8)

Net Operating Income	$108,111	$105,691	$2,420	2.3

Percentage Leased at Period End	89.8%	91. 8%

Total Properties:	255

Total Square Footage:	29,245,361

	For the nine months ended September 30,			%
	2009	2008	Change	Change

Total Property Revenues	$523,384	$533,341	$(9,957)	(1.9)

Real Estate Taxes	69,637	71,371	(1,734)	(2.4)
Utilities	53,633	65,793	(12,160)	(18.5)
Operating Services	76,567	72,273	4,294	5.9
Total Property Expenses:	199,837	209,437	(9,600)	(4.6)

GAAP Net Operating Income	323,547	323,904	(357)	(0.1)

Less: straight-lining of rents adj.	1,200	4,343	(3,143)	(72.4)

Net Operating Income	$322,347	$319,561	$2,786	0.9

Percentage Leased at Period End	89.8%	91.8%

Total Properties:	255

Total Square Footage:	29,245,361

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	6	New Jersey	66.3%	786,198	n/a
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	100.0%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,000	8.33%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	93.7%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	1,481,000	15.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2009 and December 31, 2008 (dollars in thousands):

	September 30, 2009
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	M-G-G/ Gramercy Agreement	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$9,713	--	$60,339	$24,953	$72,912	$39,085	--	--	--	$14,632	--	--	$221,634
Other assets	857	--	14,801	4,626	9,823	21,426	--	--	--	754	$46,591	$1,838	100,716
Total assets	$10,570	--	$75,140	$29,579	$82,735	$60,511	--	--	--	$15,386	$46,591	$1,838	$322,350
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$73,796	$20,849	$90,288	$51,627	--	--	--	$5,643	--	--	$242,203
Other liabilities	$ 530	--	3,713	69	2,772	3,424	--	--	--	--	--	--	10,508
Partners’/members’ capital (deficit)	10,040	--	(2,369)	8,661	(10,325)	5,460	--	--	--	9,743	$46,591	$1,838	69,639
Total liabilities and partners’/ members’ capital (deficit)	$10,570	--	$75,140	$29,579	$82,735	$60,511	--	--	--	$15,386	$46,591	$1,838	$322,350
Company’s investment in unconsolidated joint ventures, net	$4,942	--	$ 11	$4,126	--	$1,183	--	--	--	$8,808	$13,109	$790	$32,969

	December 31, 2008
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	M-G-G/ Gramercy Agreement	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,173	--	$62,469	$24,583	$326,912	$41,058	$56,771	--	--	$14,598	--	--	$536,564
Other assets	1,008	$ 20	34,654	4,301	45,391	21,680	495	--	$17,896	789	$46,743	$1,838	174,815
Total assets	$11,181	$ 20	$97,123	$28,884	$372,303	$62,738	$57,266	--	$17,896	$15,387	$46,743	$1,838	$711,379
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$74,852	$20,416	$276,752	$52,800	$43,541	--	--	$7,170	--	--	$475,531
Other liabilities	$ 531	--	21,652	87	23,805	4,156	985	--	--	--	--	--	51,216
Partners’/members’ capital (deficit)	10,650	$ 20	619	8,381	71,746	5,782	12,740	--	$17,896	8,217	$46,743	$1,838	184,632
Total liabilities and partners’/ members’ capital (deficit)	$11,181	$ 20	$97,123	$28,884	$372,303	$62,738	$57,266	--	$17,896	$15,387	$46,743	$1,838	$711,379
Company’s investment in unconsolidated joint ventures, net	$5,248	--	$ 254	$3,929	$92,110	$1,342	$4,024	--	$9,068	$8,300	$13,464	$756	$138,495

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2009 and 2008 (dollars in thousands):

Three Months Ended September 30, 2009
	Plaza			Red Bank	M-G-G/	Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate	Gramercy	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Agreement	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 232	--	$9,334	$ 808	$3,213	$2,856	$ 466	$ 3	--	$ 594	--	--	$17,506
Operating and other expenses	(52)	--	(6,112)	(230)	(1,924)	(1,976)	(516)	--	--	(12)	$(706)	--	(11,528)
Depreciation and amortization	(153)	--	(1,045)	(153)	(1,211)	(842)	(297)	--	--	(128)	--	--	(3,829)
Interest expense	--	--	(1,154)	(85)	(781)	(436)	(38)	--	--	(106)	--	--	(2,600)

Net income	$ 27	--	$1,023	$ 340	$(703)	$(398)	$(385)	$ 3	--	$ 348	$(706)	--	$ (451)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 13	--	$ 511	$ 170	--	$(87)	--	$ 66	--	$ 174	$(212)	--	$ 635

	Three Months Ended September 30, 2008
	Plaza			Red Bank	M-G-G/	Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate	Gramercy	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Agreement	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 307	$ 395	$11,232	$ 793	$12,457	$2,719	$ 773	$ 409	--	$ 597	$ 1	--	$29,683
Operating and other expenses	(40)	(284)	(6,670)	(210)	(5,155)	(1,889)	(852)	(146)	--	(16)	--	--	(15,262)
Depreciation and amortization	(153)	(118)	(991)	(148)	(5,075)	(929)	(497)	(86)	--	(128)	--	--	(8,125)
Interest expense	--	(179)	(1,165)	(187)	(4,227)	(801)	(548)	(184)	--	(136)	--	--	(7,427)

Net income	$ 114	$(186)	$2,406	$ 248	$(2,000)	$(900)	$(1,124)	$ (7)	--	$ 317	$ 1	--	$(1,131)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 57	--	$1,203	$ 124	$(1,326)	$(187)	$(337)	$ 38	--	$ 159	--	--	$(269)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2009 and 2008 (dollars in thousands):

Nine Months Ended September 30, 2009
	Plaza			Red Bank	M-G-G/	Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate	Gramercy	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Agreement	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 619	--	$25,002	$2,421	$22,851	$9,262	$2,153	$ 38	--	$1,786	--	--	$64,132
Operating and other expenses	(146)	--	(16,921)	(688)	(10,052)	(5,149)	(2,487)	--	--	(47)	$(9,564)	--	(45,054)
Depreciation and amortization	(459)	--	(3,130)	(450)	(8,466)	(3,074)	(1,206)	--	--	(383)	--	--	(17,168)
Interest expense	--	--	(3,459)	(257)	(6,057)	(1,361)	(649)	--	--	(340)	--	--	(12,123)

Net income	$ 14	--	$1,492	$1,026	$(1,724)	$(322)	$(2,189)	$ 38	--	$1,016	$(9,564)	--	$(10,213)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 7	--	$2,008	$ 513	$(916)	$(159)	$(4,354)	$ 107	--	$ 508	$(4,115)	--	$(6,401)

	Nine Months Ended September 30, 2008
	Plaza			Red Bank	M-G-G/	Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate	Gramercy	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Agreement	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 843	$1,339	$32,579	$2,396	$37,285	$8,862	$2,100	$1,214	--	$1,589	$ 51	$ 1	$88,259
Operating and other expenses	(137)	(881)	(19,115)	(596)	(15,427)	(4,881)	(2,551)	(388)	--	(58)	--	(1)	(44,035)
Depreciation and amortization	(461)	(363)	(3,919)	(445)	(14,529)	(2,683)	(1,288)	(253)	--	(383)	--	--	(24,324)
Interest expense	--	(590)	(3,525)	(602)	(13,162)	(2,604)	(1,899)	(518)	--	(380)	--	--	(23,280)

Net income	$ 245	$(495)	$6,020	$ 753	$(5,833)	$(1,306)	$(3,638)	$ 55	--	$ 768	$ 51	--	$(3,380)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 123	--	$3,046	$ 376	$(3,938)	$(267)	$(701)	$ 426	--	$ 384	$ 18	--	$(533)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Select Financial Ratios

Ratios Computed For Industry	September 30,
Comparisons:	2009	2008
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	49.14%	49.65%

Total Debt/ Total Market Capitalization (Market value) (%)	43.68%	44.69%

Total Debt/ Total Undepreciated Assets (%)	39.83%	40.60%

Secured Debt/ Total Undepreciated Assets (%)	12.87%	5.22%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.08	3.63	3.15	3.40

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.05	3.27	2.93	3.05

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.97	3.06	2.86	2.87

FFO Payout (Dividends Declared/Funds from Operations) (%)	55.34%	62.84%	53.56%	67.79%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Debt Analysis
(as of September 30, 2009)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes and Other Obligations	$1,582,173	67.68%	6.37%	4.35
Fixed Rate Secured Debt	755,702	32.32%	7.09%	6.23
Totals/Weighted Average:	$2,337,875	100.00%	6.60%	4.96

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
October 1 – December 31, 2009	$ 1,842	--	$ 1,842	7.62%
2010	8,155	$334,500	342,655	5.31%
2011	9,217	300,000	309,217	7.92%
2012	9,968	210,148	220,116	6.21%
2013	9,515	145,223	154,738	5.37%
Thereafter	48,913	1,296,639	1,345,552	6.95%
Sub-total	87,610	2,286,510	2,374,120
Adjustment for unamortized debt discount/premium and mark to market, net, as of September 30, 2009	(36,245)	--	(36,245)
Totals/Weighted Average:	$ 51,365	$2,286,510	$2,337,875	6.60%

(a)	No variable rate borrowings were outstanding as of September 30, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Debt Maturities
(dollars in thousands)

October 1 – December 31, 2009		2010	2011	2012	2013	2014	2015	2016	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Prudential Portfolio		$150,000										$150,000
105 Challenger		19,500										19,500
2200 Renaissance Boulevard				$15,234								15,234
Soundview Plaza					$14,889							14,889
9200 Edmonston Road					4,229							4,229
6305 Ivy Lane						$5,726						5,726
6301 Ivy Lane						5,320						5,320
35 Waterview						18,185						18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview						65,035						65,035
4 Sylvan Way						14,575						14,575
10 Independence						16,924						16,924
395 West Passaic						9,492						9,492
4 Becker								$40,322				40,322
5 Becker								14,535				14,535
210 Clay								14,267				14,267
51 Imclone								3,847				3,847
23 Main Street									$26,566			26,566
Harborside Plaza 5									204,970			204,970
100 Walnut Avenue										$17,281		17,281
One River Center										39,586		39,586
581 Main Street											$ 8	8
Total Secured Debt:	--	$169,500	--	$15,234	$19,118	$135,257	--	$72,971	$231,536	$56,867	$ 8	$700,491

Unsecured Debt:
Unsecured credit facility			--									--
5.050% unsecured notes due 4/10		$150,000										$150,000
7.835% unsecured notes due 12/10		15,000										15,000
7.750% unsecured notes due 2/11			$300,000									300,000
5.250% unsecured notes due 1/12				$100,000								100,000
6.150% unsecured notes due 12/12				94,914								94,914
5.820% unsecured notes due 3/13					$26,105							26,105
4.600% unsecured notes due 6/13					100,000							100,000
5.125% unsecured notes due 2/14						$200,000						200,000
5.125% unsecured notes due 1/15							$150,000					150,000
5.80% unsecured notes due 1/16								$200,000				200,000
7.75% unsecured notes due 8/19										$250,000		250,000
Total Unsecured Debt:	--	$165,000	$300,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	$250,000	--	$1,586,019

Total Debt:	--	$334,500	$300,000	$210,148	$145,223	$335,257	$150,000	$272,971	$231,536	$306,867	$ 8	$2,286,510

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Debt Detail
(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	September 30, 2009	December 31, 2008	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, Senior Unsecured Notes	public debt	7.486%	--	$199,689	03/15/09
5.050%, Senior Unsecured Notes	public debt	5.265%	$149,970	149,929	04/15/10
7.835%, Senior Unsecured Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, Senior Unsecured Notes	public debt	7.930%	299,771	299,641	02/15/11
5.250%, Senior Unsecured Notes	public debt	5.457%	99,550	99,404	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	93,332	92,963	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,723	25,641	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,894	99,872	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	201,049	201,229	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,510	149,441	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,483	200,540	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.020%	247,891	--	08/15/19
Total Senior Unsecured Notes:			$1,582,173	$1,533,349

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	LIBOR +0.550%	--	$161,000	6/22/11
Total Revolving Credit Facilities:			--	$161,000

Property Mortgages: (c)
Assumed Obligations	n/a	4.960%	--	$ 5,090	n/a
Various (d)	Prudential Insurance	4.841%	$150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	19,353	19,188	06/06/10
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	16,728	17,043	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	16,741	17,109	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,843	4,955	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,746	6,901	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	11,847	12,176	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,343	6,480	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,679	19,868	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	60,218	--	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,348	--	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,277	--	08/11/14
4 Becker	Wachovia CMBS	9.550%	36,090	--	05/11/16
5 Becker	Wachovia CMBS	12.830%	10,999	--	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,062	--	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,900	--	05/11/16
23 Main Street	JPMorgan CMBS	5.587%	32,166	32,521	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	237,901	239,795	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,600	--	02/01/19
One River Center	Guardian Life Ins. Co.	7.311%	44,900	--	02/01/19
581 Main Street	Valley National Bank	6.935% (e)	16,961	--	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$755,702	$531,126
Total Debt:			$2,337,875	$2,225,475

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	Mortgage is collateralized by seven properties.
(e)	The coupon interest rate will be reset at the end of year 10 and year 20 at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.
(f)	Mortgage is collateralized by the three properties compromising One River Center.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Revenues	2009	2008	2009	2008
Base rents	$155,532	$147,809	$458,943	$444,499
Escalations and recoveries from tenants	24,995	29,755	77,888	82,065
Construction services	7,761	12,268	16,466	36,334
Real estate services	1,808	3,347	6,450	10,016
Other income	3,521	11,184	9,874	18,955
Total revenues	193,617	204,363	569,621	591,869

Expenses
Real estate taxes	23,557	23,361	70,522	71,522
Utilities	18,122	24,706	55,090	65,794
Operating services	24,918	25,955	79,775	79,080
Direct construction costs	7,337	11,104	15,347	34,087
General and administrative	9,818	10,767	30,551	33,099
Depreciation and amortization	51,830	49,242	149,818	144,550
Total expenses	135,582	145,135	401,103	428,132
Operating income	58,035	59,228	168,518	163,737

Other (Expense) Income
Interest expense	(36,048)	(31,163)	(102,350)	(94,963)
Interest and other investment income	167	257	551	1,115
Equity in earnings (loss) of unconsolidated joint ventures	635	(269)	(6,401)	(533)
Gain on reduction of other obligations	--	--	1,693	--
Gain on sale of investment in marketable securities	--	--	--	471
Total other (expense) income	(35,246)	(31,175)	(106,507)	(93,910)
Income from continuing operations	22,789	28,053	62,011	69,827
Net income	22,789	28,053	62,011	69,827
Noncontrolling interest in consolidated joint ventures	213	147	980	286
Noncontrolling interest in Operating Partnership	(3,415)	(5,131)	(9,929)	(12,751)
Preferred stock dividends	(500)	(500)	(1,500)	(1,500)
Net income available to common shareholders	$19,087	$22,569	$51,562	$55,862

Basic earnings per common share:
Income from continuing operations	$0.24	$0.34	$0.71	$0.85
Net income available to common shareholders	$0.24	$0.34	$0.71	$0.85

Diluted earnings per common share:
Income from continuing operations	$0.24	$0.34	$0.71	$0.85
Net income available to common shareholders	$0.24	$0.34	$0.71	$0.85

Dividends declared per common share	$0.45	$0.64	$1.35	$1.92

Basic weighted average shares outstanding	78,151	65,519	72,889	65,438

Diluted weighted average shares outstanding	92,245	80,617	87,106	80,573

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	September 30,	December 31,
Assets	2009	2008
Rental property
Land and leasehold interests	$774,155	$731,086
Buildings and improvements	3,954,619	3,792,186
Tenant improvements	446,279	431,616
Furniture, fixtures and equipment	9,358	8,892
	5,184,411	4,963,780
Less – accumulated depreciation and amortization	(1,113,034)	(1,040,778)
Net investment in rental property	4,071,377	3,923,002
Cash and cash equivalents	279,156	21,621
Investments in unconsolidated joint ventures	32,969	138,495
Unbilled rents receivable, net	117,069	112,524
Deferred charges and other assets, net	225,645	212,422
Restricted cash	20,720	12,719
Accounts receivable, net of allowance for doubtful accounts
of $2,905 and $2,319	10,300	23,139

Total assets	$4,757,236	$4,443,922

Liabilities and Equity
Senior unsecured notes	$1,582,173	$1,533,349
Revolving credit facility	--	161,000
Mortgages, loans payable and other obligations	755,702	531,126
Dividends and distributions payable	42,070	52,249
Accounts payable, accrued expenses and other liabilities	119,395	119,451
Rents received in advance and security deposits	54,635	54,406
Accrued interest payable	22,416	32,978
Total liabilities	2,576,391	2,484,559
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
78,554,827 and 66,419,055 shares outstanding	785	664
Additional paid-in capital	2,265,423	1,905,386
Dividends in excess of net earnings	(435,517)	(386,587)
Total Mack-Cali Realty Corporation stockholders’ equity	1,855,691	1,544,463

Noncontrolling interests in subsidiaries:
Operating Partnership	322,111	414,114
Consolidated joint ventures	3,043	786
Total noncontrolling interests in subsidiaries	325,154	414,900

Total equity	2,180,845	1,959,363

Total liabilities and equity	$4,757,236	$4,443,922

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
For the nine months ended September 30, 2009
(in thousands) (unaudited)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2009	10	$25,000	66,419	$664	$1,905,386	$(386,587)	$414,900	$1,959,363
Net income	--	--	--	--	--	53,062	8,949	62,011
Preferred stock dividends	--	--	--	--	--	(1,500)	--	(1,500)
Common stock dividends	--	--	--	--	--	(100,492)	--	(100,492)
Common unit distributions	--	--	--	--	--	--	(19,027)	(19,027)
Common Stock offering	--	--	11,500	115	274,711	--	--	274,826
Increase in noncontrolling
interests	--	--	--	--	--	--	3,237	3,237
Redemption of common units
for common stock	--	--	616	6	16,498	--	(16,504)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	7	--	152	--	--	152
Stock Options Exercised	--	--	16	--	421	--	--	421
Directors Deferred comp. plan	--	--	--	--	303	--	--	303
Stock Compensation	--	--	--	--	1,700	--	--	1,700
Cancellation of
Restricted stock	--	--	(3)	--	(149)	--	--	(149)
Rebalancing of ownership
percent between
parent and subsidiary	--	--	--	--	66,401	--	(66,401)	--
Balance at September 30, 2009	10	$25,000	78,555	$785	$2,265,423	$(435,517)	$325,154	$2,180,845

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net income available to common shareholders	$ 19,087	$ 22,569	$ 51,562	$ 55,862
Add: Noncontrolling interest in Operating Partnership	3,415	5,131	9,929	12,751
Real estate-related depreciation and amortization on continuing operations (a)	52,499	54,406	158,077	159,601
Funds from operations available to common shareholders (b)	$ 75,001	$ 82,106	$219,568	$228,214

Diluted weighted average shares/units outstanding (c)	92,245	80,617	87,106	80,573

Funds from operations per share/unit – diluted	$ 0.81	$ 1.02	$ 2.52	$ 2.83

Dividend declared per common share	$ 0.45	$ 0.64	$ 1.35	$ 1.92

Dividend payout ratios:
Funds from operations-diluted	55.34%	62.84%	53.56%	67.79%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 2,267	$ 2,642	$ 5,881	$ 7,492
Tenant improvements and leasing commissions	$ 20,502	$ 9,946	$ 36,625	$ 38,078
Straight-line rent adjustments (d)	$ 1,829	$ 1,959	$ 5,104	$ 5,244
Amortization of (above)/below market lease intangibles, net (e)	$ 1,170	$ 2,004	$ 4,824	$ 5,988
Impairment charge included in equity in earnings (loss)	--	--	$ 4,010 (f)	--

(a) Includes the Company’s share from unconsolidated joint ventures of $1,004 and $5,243 for the three months ended September 30, 2009 and 2008, respectively, and $8,780 and $15,294 for the nine months ended September 30, 2009 and 2008, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,982 shares and 14,895 shares for the three months ended September 30, 2009 and 2008, respectively, and 14,170 and 14,945 for the nine months ended September 30, 2009 and 2008, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d) Includes the Company’s share from unconsolidated joint ventures of $31 and $215 for the three months ended September 30, 2009 and 2008, respectively, and $254 and $900 for the nine months ended September 30, 2009 and 2008, respectively.

(e) Includes the Company’s share from unconsolidated joint ventures of $2 and $409 for three months ended September 30, 2009 and 2008, respectively, and $575 and $1,240 for the nine months ended September 30, 2009 and 2008, respectively.

(f) Noncontrolling interest in consolidated joint ventures share of loss was $587.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Statements of Funds from Operations Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net income (loss) available to common shareholders	$ 0.24	$0.34	$0.71	$0.85
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.57	0.67	1.81	1.98
Deduct: Noncontrolling interest/rounding adjustment	--	0.01	--	--
Funds from operations available to common shareholders (b)	$ 0.81	$1.02	$2.52	$2.83
Dividend payout ratio for FFO	55.34%	62.84%	53.56%	67.79%
Diluted weighted average shares/units outstanding (c)	92,245	80,617	87,106	80,573

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.07 for the three months ended September 30, 2009 and 2008, respectively, and $0.10 and $0.19 for the nine months ended September 30, 2009 and 2008, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,982 shares and 14,895 shares for the three months ended September 30, 2009 and 2008, respectively, and 14,170 and 14,945 for the nine months ended September 30, 2009 and 2008, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Basic weighted average shares outstanding:	78,151	65,519	72,889	65,438
Add: Weighted average common units	13,982	14,895	14,170	14,945
Basic weighted average shares/units:	92,133	80,414	87,059	80,383
Add: Stock options	19	103	--	98
Restricted Stock Awards	93	100	47	92
Diluted weighted average shares/units outstanding:	92,245	80,617	87,106	80,573

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
 (dollars in thousands)

For the nine months ended September 30, 2009

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet
Office:
4/29/09	210 Clay Avenue	Lyndhurst, Bergen County, NJ	1	121,203
4/29/09	4 Becker Farm Road	Roseland, Essex County, NJ	1	281,762
4/29/09	5 Becker Farm Road	Roseland, Essex County, NJ	1	118,343
4/29/09	6 Becker Farm Road	Roseland, Essex County, NJ	1	129,732
4/29/09	75 Livingston Avenue	Roseland, Essex County, NJ	1	94,221
4/29/09	85 Livingston Avenue	Roseland, Essex County, NJ	1	124,595
4/29/09	2 Independence Way	Princeton, Mercer County, NJ	1	67,401
4/29/09	4 Sylvan Way	Parsippany, Morris County, NJ	1	105,135
4/29/09	20 Waterview Boulevard	Parsippany, Morris County, NJ	1	225,550
4/29/09	51 Imclone Drive	Branchburg, Somerset County, NJ	1	63,213
4/29/09	10 Independence Boulevard	Warren, Somerset County, NJ	1	120,528
Total Property Acquisitions:			11	1,451,683

For the year ended December 31, 2008

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Properties Commencing Initial Operations
(dollars in thousands)

For the nine months ended September 30, 2009

Date Placed In Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Current % Leased	Cost Incurred (a)
Office:
03/01/09	22 Sylvan Way	Parsippany, Morris County, NJ	1	249,409	100%	$66,034
Total Properties Commencing Initial Operations:			1	249,409	100%	$66,034

(a)	Amounts are as of September 30, 2009.

For the year ended December 31, 2008

None.

Rental Property Sales

The Company did not sell any properties during the nine months ended September 30, 2009 and the year ended December 31, 2008.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 9/30/09	Total Estimated Costs	Current % Leased	Company Effective Ownership
Wholly Owned:
55 Corporate Drive	Bridgewater, NJ	Office	2011-3Q	1	205,000	$16,574	$48,778	100.0%	100.0%

Unconsolidated Joint Ventures:
One Jefferson	Parsippany, NJ	Office	2009-4Q	1	100,000	20,823	28,351	100.0%	8.33%
Total				2	305,000	$37,397	$77,129	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (c)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Used
Total:			387.1	12,495,013

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended September 30, 2009)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/09	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/09 (c)	Pct. Leased 9/30/09	Pct. Leased 6/30/09

Northern NJ	13,407,199	-	(427,918)	312,350	(115,568)	13,291,631	90.7%	91.4%
Central NJ	4,916,601	-	(159,885)	139,030	(20,855)	4,895,746	91.2%	91.5%
Westchester Co., NY	4,467,756	-	(284,018)	256,029	(27,989)	4,439,767	92.7%	93.3%
Manhattan	523,093	-	1,383	-	1,383	524,476	100.0%	99.7%
Sub. Philadelphia	3,119,911	-	(80,504)	74,320	(6,184)	3,113,727	88.2%	88.4%
Fairfield, CT	534,393	-	(1,363)	8,928	7,565	541,958	90.7%	89.4%
Washington, DC/MD	902,497	-	(36,605)	28,509	(8,096)	894,401	69.2%	69.8%
Rockland Co., NY	166,560	-	(5,450)	406	(5,044)	161,516	89.7%	92.5%
Total	28,038,010	-	(994,360)	819,572	(174,788)	27,863,222	90.0%	90.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2009	30,946,453
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of September 30, 2009	30,946,453

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2009 aggregating 44,450 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Leasing Statistics
(For the three months ended September 30, 2009)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	32	290,332	69,993	220,339	5.9	22.22	3.08
	Office/Flex	2	22,018	13,860	8,158	2.5	9.40	0.60
Central NJ	Office	20	135,081	17,817	117,264	3.2	24.74	2.86
	Office/Flex	1	3,949	-	3,949	1.5	17.48	1.10
Westchester Co., NY	Office	19	90,285	9,576	80,709	4.1	20.78	1.48
	Office/Flex	21	165,744	23,760	141,984	6.1	17.56	1.68
Sub. Philadelphia	Office	9	22,630	6,814	15,816	3.7	22.67	1.05
	Office/Flex	6	51,690	-	51,690	1.7	11.27	0.31
Fairfield Co., CT	Office	3	8,928	7,565	1,363	4.0	20.62	6.95
Washington, DC/MD	Office	8	28,509	3,758	24,751	1.9	28.34	1.00
Rockland Co., NY	Office	1	406	406	-	1.0	23.00	0.20

Total		122	819,572	153,549	666,023	4.7	20.68	2.40

Detail by Property Type
	Office	92	576,171	115,929	460,242	4.7	22.88	2.78
	Office/Flex	30	243,401	37,620	205,781	4.8	15.48	1.52

Total		122	819,572	153,549	666,023	4.7	20.68	2.40

Tenant Retention:	Leases Retained	58.4%
	Sq. Ft. Retained	67.0%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $6,182,489 and commissions of $3,009,935 committed, but not necessarily expended, during the period for second generation space aggregating 815,436 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Leasing Statistics
(For the three months ended September 30, 2009)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/09	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/09	Pct. Leased 9/30/09	Pct. Leased 6/30/09

Northern NJ	912,447	-	(45,951)	53,654	7,703	920,150	84.2%	83.5%
Central NJ	928,157	-	(31,914)	22,417	(9,497)	918,660	87.9%	88.9%
Boston, MA	163,858	(163,858)	-	-	-	-	-	24.6%

Total	2,004,462	(163,858)	(77,865)	76,071	(1,794)	1,838,810	86.0%	71.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2009	2,803,967
Total sq. ft. of properties sold/transferred this period	(666,697)
Total sq. ft. as of September 30, 2009	2,137,270

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	4	53,654	-	53,654	7.9	30.36	2.43
Central NJ	8	22,417	1,055	21,362	4.7	25.13	3.78

Total	12	76,071	1,055	75,016	6.9	28.82	2.70

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $345,557 and commissions of $1,077,005 committed, but not necessarily expended, during the period for second generation space aggregating 76,071 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Leasing Statistics
(For the nine months ended September 30, 2009)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/08	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/09 (c)	Pct. Leased 9/30/09	Pct. Leased 12/31/08

Northern NJ	12,221,131	1,366,366	(1,029,718)	733,852	(295,866)	13,291,631	90.7%	92.5%
Central NJ	4,729,314	251,142	(475,456)	390,746	(84,710)	4,895,746	91.2%	92.4%
Westchester Co., NY	4,509,180	-	(785,921)	716,508	(69,413)	4,439,767	92.7%	94.2%
Manhattan	524,476	-	(56,322)	56,322	-	524,476	100.0%	100.0%
Sub. Philadelphia	3,097,778	-	(223,079)	239,028	15,949	3,113,727	88.2%	87.8%
Fairfield, CT	526,132	-	(27,442)	43,268	15,826	541,958	90.7%	88.0%
Washington, DC/MD	937,200	-	(134,540)	91,741	(42,799)	894,401	69.2%	72.5%
Rockland Co., NY	160,559	-	(17,872)	18,829	957	161,516	89.7%	89.2%
	26,705,770	1,617,508	(2,750,350)	2,290,294	(460,056)	27,863,222	90.0%	91.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2008	29,245,361
Total sq. ft. of properties added this period	1,701,092
Total sq. ft. as of September 30, 2009	30,946,453

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2009 aggregating 44,450 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Leasing Statistics
(For the nine months ended September 30, 2009)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	89	677,893	264,444	413,449	6.8	24.47	3.71
	Office/Flex	7	55,959	13,860	42,099	2.5	14.52	1.16
Central NJ	Office	52	337,385	117,028	220,357	4.9	24.44	3.46
	Office/Flex	5	53,361	26,310	27,051	5.1	17.84	2.96
Westchester Co., NY	Office	61	217,438	61,731	155,707	4.0	23.87	2.82
	Office/Flex	60	449,970	88,708	361,262	5.3	16.38	1.46
	Industrial/Warehouse	2	39,800	11,800	28,000	4.0	12.60	0.43
	Retail	1	9,300	-	9,300	5.0	39.16	0.20
Manhattan	Office	1	56,322	56,322	-	20.9	41.61	2.33
Sub. Philadelphia	Office	31	111,445	46,694	64,751	4.5	21.29	3.40
	Office/Flex	19	127,583	13,105	114,478	2.2	10.01	0.65
Fairfield Co., CT	Office	10	40,493	29,155	11,338	6.2	21.42	4.00
	Office/Flex	1	2,775	2,775	-	5.0	18.23	0.56
Washington, DC/MD	Office	20	91,741	28,300	63,441	3.7	25.21	3.27
Rockland Co., NY	Office	6	18,829	2,697	16,132	6.3	26.26	1.72
		365	2,290,294	762,929	1,527,365	5.6	21.72	2.86
Totals

Detail by Property Type	Office	270	1,551,546	606,371	945,175	6.1	24.76	3.37
	Office/Flex	92	689,648	144,758	544,890	4.5	15.17	1.50
	Industrial/Warehouse	2	39,800	11,800	28,000	4.0	12.60	0.43
	Retail	1	9,300	-	9,300	5.0	39.16	0.20

		365	2,290,294	762,929	1,527,365	5.6	21.72	2.86

Tenant Retention:	Leases Retained	55.1%
	Sq. Ft. Retained	55.5%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $25,081,747 and commissions of $11,533,454 committed, but not necessarily expended, during the period for second generation space aggregating 2,281,058 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Leasing Statistics
(For the nine months ended September 30, 2009)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/08	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/09	Pct. Leased 9/30/09	Pct. Leased 12/31/08

Northern NJ	2,096,267	(1,116,366)	(157,687)	97,936	(59,751)	920,150	84.2%	91.4%
Central NJ	1,191,209	(251,142)	(73,311)	51,904	(21,407)	918,660	87.9%	91.9%
Boston, MA	225,872	(163,858)	(110,225)	48,211	(62,014)	-	-	33.9%

Total	3,513,348	(1,531,366)	(341,223)	198,051	(143,172)	1,838,810	86.0%	82.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2008	4,255,650
Total sq. ft. of properties sold/transferred this period	(2,118,380)
Total sq. ft. as of September 30, 2009	2,137,270

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	8	97,936	14,051	83,885	6.1	30.32	3.10
Central NJ	14	51,904	20,298	31,606	6.7	25.32	2.82
Boston, MA	3	48,211	-	48,211	6.1	16.63	1.70

Total	25	198,051	34,349	163,702	6.2	25.68	2.68

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)
Represents estimated workletter costs of $1,289,753 and commissions of $1,829,841 committed, but not necessarily expended, during the period for second generation space aggregating 189,657 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	143,323,160	22.7	7,176,065	23.0
Jersey City, NJ	117,657,445	18.8	4,317,978	14.0
Bergen-Passaic, NJ	92,029,331	14.7	4,723,604	15.3
Westchester-Rockland, NY	91,661,398	14.7	4,968,420	16.1
Philadelphia, PA-NJ	55,371,272	8.9	3,529,994	11.4
Monmouth-Ocean, NJ	27,938,572	4.5	1,620,863	5.2
Middlesex-Somerset-Hunterdon, NJ	27,249,212	4.4	1,237,902	4.0
Washington, DC-MD-VA-WV	26,141,635	4.2	1,292,807	4.2
Trenton, NJ	17,267,256	2.8	956,597	3.1
New York (Manhattan)	16,120,934	2.6	524,476	1.7
Stamford-Norwalk, CT	8,003,270	1.3	452,260	1.5
Bridgeport, CT	2,604,566	0.4	145,487	0.5

Total	625,368,051	100.0	30,946,453	100.0

(a)
Annualized base rental revenue is based on actual September 2009 billings times 12.  For leases whose rent commences after October 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2009 aggregating 44,450 square feet and representing annualized rent of $1,060,314 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	102,993,560	16.5	3,788,435	13.9
Insurance Carriers & Related Activities	58,701,745	9.4	2,418,820	8.8
Manufacturing	51,164,524	8.2	2,658,778	9.7
Telecommunications	41,290,634	6.6	2,129,448	7.8
Legal Services	36,218,357	5.8	1,399,397	5.1
Health Care & Social Assistance	29,435,198	4.7	1,400,837	5.1
Credit Intermediation & Related Activities	27,189,816	4.3	1,044,789	3.8
Computer System Design Svcs.	27,045,074	4.3	1,286,654	4.7
Scientific Research/Development	23,082,532	3.7	846,131	3.1
Wholesale Trade	18,350,741	2.9	1,243,210	4.5
Accounting/Tax Prep.	17,678,839	2.8	659,962	2.4
Admin & Support, Waste Mgt. & Remediation Svcs.	17,406,067	2.8	803,822	2.9
Public Administration	16,331,663	2.6	587,186	2.1
Architectural/Engineering	15,271,803	2.4	713,539	2.6
Retail Trade	14,675,468	2.3	729,357	2.7
Management/Scientific	12,337,954	2.0	496,841	1.8
Real Estate & Rental & Leasing	11,896,566	1.9	533,129	1.9
Other Services (except Public Administration)	11,255,087	1.8	454,827	1.7
Accommodation & Food Services	11,248,101	1.8	497,378	1.8
Arts, Entertainment & Recreation	10,337,641	1.7	674,321	2.5
Advertising/Related Services	9,414,386	1.5	364,949	1.3
Construction	7,303,532	1.2	344,982	1.3
Information Services	7,222,415	1.2	269,058	1.0
Other Professional	6,397,169	1.0	260,481	1.0
Publishing Industries	6,035,049	1.0	242,559	0.9
Transportation	5,638,369	0.9	296,888	1.1
Utilities	5,592,584	0.9	226,567	0.8
Broadcasting	5,539,234	0.9	204,248	0.7
Data Processing Services	4,774,150	0.8	201,858	0.7
Educational Services	4,003,325	0.6	206,455	0.8
Other	9,536,468	1.5	401,410	1.5

Total	625,368,051	100.0	27,386,316	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual September 2009 billings times 12.  For leases whose rent commences after October 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2009 aggregating 44,450 square feet and representing annualized rent of $1,060,314 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Consolidated Portfolio Analysis (a)
(as of September 30, 2009)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	111	41.5%	49	18.3%	--	--	--	--	--	--	160	59.8%
New York	21	7.8%	41	15.4%	6	2.2%	2	0.7%	2	0.7%	72	26.8%
Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.7%	--	--	--	--	--	--	1	0.4%	11	4.1%
TOTALS By Type:	162	60.4%	95	35.6%	6	2.2%	2	0.7%	3	1.1%	268	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Consolidated Portfolio Analysis (a)
(as of September 30, 2009)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,347,734	62.5%	2,189,531	7.1%	--	--	--	--	21,537,265	69.6%
New York	2,739,384	8.9%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	5,492,896	17.9%
Pennsylvania	2,025,738	6.4%	--	--	--	--	--	--	2,025,738	6.4%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,730,410	83.0%	4,811,343	15.6%	387,400	1.3%	17,300	0.1%	30,946,453	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Consolidated Portfolio Analysis (a)
(Year ended September 30, 2009)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$404,121	66.4%	$18,962	3.1%	--	--	--	--	--	--	$423,083	69.5%
New York	69,333	11.4%	34,194	5.6%	$3,580	0.6%	$294	0.1%	$299	0.1%	107,700	17.8%
Pennsylvania	40,710	6.7%	--	--	--	--	--	--	--	--	40,710	6.7%
Connecticut	6,323	1.0%	4,118	0.7%	--	--	--	--	--	--	10,441	1.7%
Wash., D.C./ Maryland	26,361	4.3%	--	--	--	--	--	--	46	--	26,407	4.3%
TOTALS By Type:	$546,848	89.8%	$57,274	9.4%	$3,580	0.6%	$294	0.1%	$345	0.1%	$608,341	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended September 30, 2009, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Consolidated Portfolio Analysis (a) (b)
(as of September 30, 2009)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	90.9%	91.2%	--	--	90.9%
New York	91.1%	95.1%	97.8%	100.0%	93.3%
Pennsylvania	84.7%	--	--	--	84.7%
Connecticut	82.8%	100.0%	--	--	90.7%
Washington, D.C./ Maryland	69.2%	--	--	--	69.2%
WEIGHTED AVG. By Type:	89.2%	93.6%	97.8%	100.0%	90.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring September 30, 2009 aggregating 44,450 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	69.2	2,081	0.34	21.03
Fort Lee
One Bridge Plaza	1981	200,000	81.3	4,313	0.70	26.53
2115 Linwood Avenue	1981	68,000	53.7	985	0.16	26.97
Little Ferry
200 Riser Road	1974	286,628	100.0	2,076	0.34	7.24
Lyndhurst
210 Clay Avenue (e)	1981	121,203	89.1	1,051	0.17	23.22
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	804	0.13	16.86
135 Chestnut Ridge Road	1981	66,150	99.7	1,513	0.25	22.94
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,859	0.80	23.23
140 East Ridgewood Avenue	1981	239,680	93.0	4,880	0.80	21.89
461 From Road	1988	253,554	98.6	6,074	1.00	24.30
650 From Road	1978	348,510	86.7	7,102	1.16	23.50
61 South Paramus Avenue	1985	269,191	84.3	6,967	1.15	30.70
Ridgefield Park
105 Challenger Road	1992	150,050	100.0	4,651	0.76	31.00
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.23	27.07
365 West Passaic Street	1976	212,578	98.6	4,396	0.72	20.97
395 West Passaic Street	1979	100,589	100.0	2,415	0.40	24.01
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.23	15.72
10 Mountainview Road	1986	192,000	71.8	3,223	0.53	23.38
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.32	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,297	0.21	24.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,168	0.19	20.42
50 Tice Boulevard	1984	235,000	97.4	6,307	1.04	27.55
300 Tice Boulevard	1991	230,000	98.9	5,355	0.88	23.54

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,652	0.27	22.32
228 Strawbridge Drive	1984	74,000	100.0	1,853	0.30	25.04
232 Strawbridge Drive	1986	74,258	98.8	1,467	0.24	20.00

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,533	1.24	30.44
Roseland
4 Becker Farm Road (e)	1983	281,762	97.1	2,917	0.48	25.44
5 Becker Farm Road (e)	1982	118,343	89.8	1,050	0.17	23.57
6 Becker Farm Road (e)	1982	129,732	100.0	1,342	0.22	24.68
101 Eisenhower Parkway	1980	237,000	86.4	5,098	0.84	24.90
103 Eisenhower Parkway	1985	151,545	65.9	2,527	0.42	25.30
105 Eisenhower Parkway	2001	220,000	96.3	4,970	0.82	23.46
75 Livingston Avenue (e)	1985	94,221	69.6	661	0.11	24.05
85 Livingston Avenue (e)	1985	124,595	84.8	1,121	0.18	25.31

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,259	1.85	28.15
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,904	3.11	24.83
Harborside Financial Center Plaza 3	1990	725,600	96.1	19,262	3.17	27.62
Harborside Financial Center Plaza 4-A	2000	207,670	99.3	6,170	1.01	29.92
Harborside Financial Center Plaza 5	2002	977,225	99.7	35,722	5.86	36.66
101 Hudson Street	1992	1,246,283	100.0	32,140	5.27	25.79

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	68.7	520	0.09	21.46
2 South Gold Drive	1974	33,962	64.5	483	0.08	22.05
600 Horizon Drive	2002	95,000	100.0	1,373	0.23	14.45
700 Horizon Drive	2007	120,000	100.0	2,459	0.40	20.49
Princeton
103 Carnegie Center	1984	96,000	90.1	1,768	0.29	20.44
2 Independence Way (e)	1981	67,401	100.0	634	0.10	22.44
3 Independence Way	1983	111,300	91.8	2,026	0.33	19.83
100 Overlook Center	1988	149,600	100.0	4,940	0.81	33.02
5 Vaughn Drive	1987	98,500	100.0	2,530	0.42	25.69

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c)	1991	195,709	100.0	4,216	0.69	21.54
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.41	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.29	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	4,970	0.82	18.49
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East	1984	158,235	15.7	2,874	0.47	115.69
Woodbridge
581 Main Street	1991	200,000	100.0	5,243	0.86	26.22

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	40.5	429	0.07	23.79
3 Paragon Way	1991	66,898	75.8	1,038	0.17	20.47
4 Paragon Way	2002	63,989	100.0	1,226	0.20	19.16
100 Willowbrook Road	1988	60,557	86.2	985	0.16	18.87
Holmdel
23 Main Street	1977	350,000	100.0	4,023	0.66	11.49
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,145	0.52	25.65
One River Centre Bldg. 2	1983	120,360	100.0	2,899	0.48	24.09
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,603	0.76	22.92
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.39	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	444	0.07	20.58
1350 Campus Parkway	1990	79,747	99.9	1,536	0.25	19.28

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	70.2	3,470	0.57	29.40
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.26	21.05
201 Littleton Road	1979	88,369	83.3	1,710	0.28	23.23
Morris Township
412 Mt. Kemble Avenue	1986	475,100	47.1	4,712	0.77	21.06
Parsippany
4 Campus Drive	1983	147,475	89.9	3,277	0.54	24.72
6 Campus Drive	1983	148,291	95.5	2,901	0.48	20.48
7 Campus Drive	1982	154,395	55.4	1,856	0.31	21.70
8 Campus Drive	1987	215,265	100.0	6,162	1.01	28.63
9 Campus Drive	1983	156,495	70.5	2,683	0.44	24.32
4 Century Drive	1981	100,036	70.5	1,704	0.28	24.16
5 Century Drive	1981	79,739	77.1	1,384	0.23	22.51
6 Century Drive	1981	100,036	94.7	1,546	0.25	16.32
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	94.4	6,482	1.07	27.63
2 Hilton Court	1991	181,592	100.0	6,530	1.07	35.96
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	86.6	1,652	0.27	19.87
1 Sylvan Way	1989	150,557	31.8	1,554	0.26	32.46
4 Sylvan Way (e)	1984	105,135	100.0	804	0.13	18.24
5 Sylvan Way	1989	151,383	96.5	3,995	0.66	27.35
7 Sylvan Way	1987	145,983	100.0	3,219	0.53	22.05
22 Sylvan Way (e)	2009	249,409	100.0	3,531	0.58	24.15
20 Waterview Boulevard (e)	1988	225,550	96.8	2,278	0.37	24.89
35 Waterview Boulevard	1990	172,498	81.9	3,862	0.63	27.34
5 Wood Hollow Road	1979	317,040	73.1	4,764	0.78	20.56

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	84.6	1,430	0.24	22.54
Totowa
999 Riverview Drive	1988	56,066	85.1	921	0.15	19.30

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	993	0.16	20.27
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.22	19.92
Bernards
106 Allen Road	2000	132,010	99.7	2,833	0.47	21.53
Branchburg
51 Imclone Drive (e)	1986	63,213	100.0	143	0.02	5.40
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,685	0.61	23.55
Warren
10 Independence Boulevard (e)	1988	120,528	100.0	1,387	0.23	27.45

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.1	4,629	0.76	25.59

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

Cranford
6 Commerce Drive	1973	56,000	85.7	924	0.15	19.25
11 Commerce Drive	1981	90,000	93.8	1,956	0.32	23.17
12 Commerce Drive	1967	72,260	87.6	850	0.14	13.43
14 Commerce Drive	1971	67,189	68.7	1,138	0.19	24.65
20 Commerce Drive	1990	176,600	98.9	4,423	0.73	25.32
25 Commerce Drive	1971	67,749	92.8	1,316	0.22	20.93
65 Jackson Drive	1984	82,778	97.5	1,886	0.31	23.37
New Providence
890 Mountain Avenue	1977	80,000	91.4	1,866	0.31	25.52

Total New Jersey Office		19,347,734	90.9	404,121	66.39	24.17

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	19,704	3.23	37.57

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	89.7	3,684	0.61	22.82

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	91.9	1,104	0.18	20.02
101 Executive Boulevard	1971	50,000	40.7	537	0.09	26.39
555 Taxter Road	1986	170,554	80.1	3,481	0.57	25.48
565 Taxter Road	1988	170,554	93.6	3,927	0.65	24.60
570 Taxter Road	1972	75,000	73.3	1,359	0.22	24.72
Hawthorne
1 Skyline Drive	1980	20,400	99.0	326	0.05	16.14
2 Skyline Drive	1987	30,000	58.6	147	0.02	8.36
7 Skyline Drive	1987	109,000	100.0	2,767	0.45	25.39
17 Skyline Drive	1989	85,000	100.0	1,630	0.27	19.18
19 Skyline Drive	1982	248,400	100.0	4,036	0.66	16.25
Tarrytown
200 White Plains Road	1982	89,000	62.6	1,654	0.27	29.69
220 White Plains Road	1984	89,000	85.9	1,843	0.30	24.11
White Plains
1 Barker Avenue	1975	68,000	99.0	1,788	0.29	26.56
3 Barker Avenue	1983	65,300	100.0	1,732	0.28	26.52
50 Main Street	1985	309,000	98.9	9,983	1.64	32.67
11 Martine Avenue	1987	180,000	68.5	4,092	0.67	33.19
1 Water Street	1979	45,700	94.7	1,127	0.19	26.04
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,977	0.49	26.58
3 Executive Boulevard	1987	58,000	92.7	1,435	0.24	26.69

Total New York Office		2,739,384	91.1	69,333	11.37	27.78

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	90.1	1,558	0.26	28.49
1055 Westlakes Drive	1990	118,487	94.7	2,883	0.47	25.69
1205 Westlakes Drive	1988	130,265	86.9	3,133	0.52	27.68

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

1235 Westlakes Drive	1986	134,902	99.0	3,108	0.51	23.27

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.42	26.85
200 Stevens Drive	1987	208,000	100.0	5,605	0.92	26.95
300 Stevens Drive	1992	68,000	84.7	1,430	0.24	24.83
Media
1400 Providence Road – Center I	1986	100,000	94.2	2,157	0.35	22.90
1400 Providence Road – Center II	1990	160,000	94.3	3,138	0.52	20.80
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	95.7	3,003	0.49	24.95
Blue Bell
4 Sentry Park	1982	63,930	78.8	772	0.13	15.32
5 Sentry Park East	1984	91,600	51.3	898	0.15	19.11
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Park West	1988	93,093	93.0	2,166	0.36	25.02
18 Sentry Park West	1988	95,010	89.7	2,055	0.34	24.11
King of Prussia
2200 Renaissance Boulevard	1985	174,124	65.4	2,348	0.39	20.62
Lower Providence
1000 Madison Avenue	1990	100,700	53.5	994	0.16	18.45
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	75.8	2,658	0.44	20.90

Total Pennsylvania Office		2,025,738	84.7	40,710	6.71	23.73

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	77.6	2,669	0.44	23.64
Stamford
1266 East Main Street	1984	179,260	87.1	3,654	0.60	23.40

Total Connecticut Office		324,747	82.8	6,323	1.04	23.50

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,807	1.12	40.15
1400 L Street, NW	1987	159,000	100.0	5,889	0.97	37.04

Total District of Columbia Office		328,549	100.0	12,696	2.09	38.64

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	78.2	1,959	0.32	22.37
6303 Ivy Lane	1980	112,047	55.9	1,664	0.27	26.57
6305 Ivy Lane	1982	112,022	72.9	1,701	0.28	20.83
6404 Ivy Lane	1987	165,234	43.3	1,853	0.30	25.90
6406 Ivy Lane	1991	163,857	0.0	66	0.01	0.00
6411 Ivy Lane	1984	138,405	82.9	2,777	0.46	24.20

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

Lanham
4200 Parliament Place	1989	122,000	89.3	2,735	0.45	25.10

Total Maryland Office		964,258	58.7	13,665	2.24	24.15

TOTAL OFFICE PROPERTIES		25,730,410	89.2	546,848	89.84	24.73

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	559	0.09	8.67
5 Terri Lane	1992	74,555	78.8	471	0.08	8.02
Moorestown
2 Commerce Drive	1986	49,000	74.1	252	0.04	6.94
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	236	0.04	6.15
201 Commerce Drive	1986	38,400	100.0	227	0.04	5.91
202 Commerce Drive	1988	51,200	100.0	233	0.04	4.55
1 Executive Drive	1989	20,570	81.1	157	0.03	9.41
2 Executive Drive	1988	60,800	100.0	474	0.08	7.80
101 Executive Drive	1990	29,355	99.7	301	0.05	10.28
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	67.6	146	0.02	4.27
97 Foster Road	1982	43,200	75.5	156	0.03	4.78
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	71.6	223	0.04	5.90
1247 North Church Street	1998	52,790	58.1	225	0.04	7.34
1256 North Church Street	1984	63,495	100.0	467	0.08	7.35
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	170	0.03	5.93
915 North Lenola Road	1998	52,488	100.0	282	0.05	5.37
2 Twosome Drive	2000	48,600	100.0	450	0.07	9.26
30 Twosome Drive	1997	39,675	89.9	272	0.04	7.63
31 Twosome Drive	1998	84,200	100.0	481	0.08	5.71
40 Twosome Drive	1996	40,265	100.0	322	0.05	8.00
41 Twosome Drive	1998	43,050	88.9	232	0.04	6.06
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	146	0.02	6.76

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	213	0.04	16.05
200 Horizon Drive	1991	45,770	85.3	555	0.09	14.22
300 Horizon Drive	1989	69,780	100.0	969	0.16	13.89
500 Horizon Drive	1990	41,205	79.9	579	0.10	17.59

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71
1340 Campus Parkway	1992	72,502	100.0	956	0.16	13.19
1345 Campus Parkway	1995	76,300	85.1	884	0.15	13.61
1433 Highway 34	1985	69,020	71.8	491	0.08	9.91
1320 Wyckoff Avenue	1986	20,336	100.0	211	0.03	10.38
1324 Wyckoff Avenue	1987	21,168	100.0	231	0.04	10.91

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	62.2	428	0.07	17.66
2 Center Court	1998	30,600	99.3	396	0.07	13.03
11 Commerce Way	1989	47,025	100.0	577	0.09	12.27
20 Commerce Way	1992	42,540	100.0	445	0.07	10.46
29 Commerce Way	1990	48,930	100.0	711	0.12	14.53
40 Commerce Way	1987	50,576	72.1	465	0.08	12.75
45 Commerce Way	1992	51,207	96.4	557	0.09	11.28
60 Commerce Way	1988	50,333	100.0	594	0.10	11.80
80 Commerce Way	1996	22,500	88.6	262	0.04	13.14
100 Commerce Way	1996	24,600	66.3	287	0.05	17.60
120 Commerce Way	1994	9,024	100.0	127	0.02	14.07
140 Commerce Way	1994	26,881	99.5	377	0.06	14.10

Total New Jersey Office/Flex		2,189,531	91.2	18,962	3.15	9.50

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	72.8	470	0.08	20.30
75 Clearbrook Road	1990	32,720	100.0	327	0.05	9.99
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58
150 Clearbrook Road	1975	74,900	100.0	1,081	0.18	14.43
175 Clearbrook Road	1973	98,900	100.0	1,529	0.25	15.46
200 Clearbrook Road	1974	94,000	91.8	772	0.13	8.95
250 Clearbrook Road	1973	155,000	87.4	1,463	0.24	10.80
50 Executive Boulevard	1969	45,200	86.9	466	0.08	11.86
77 Executive Boulevard	1977	13,000	100.0	252	0.04	19.38
85 Executive Boulevard	1968	31,000	99.4	577	0.09	18.73
300 Executive Boulevard	1970	60,000	100.0	731	0.12	12.18
350 Executive Boulevard	1970	15,400	98.8	233	0.04	15.31
399 Executive Boulevard	1962	80,000	100.0	778	0.13	9.73
400 Executive Boulevard	1970	42,200	63.5	581	0.10	21.68
500 Executive Boulevard	1970	41,600	100.0	668	0.11	16.06
525 Executive Boulevard	1972	61,700	100.0	1,014	0.17	16.43
1 Westchester Plaza	1967	25,000	100.0	349	0.06	13.96
2 Westchester Plaza	1968	25,000	100.0	536	0.09	21.44
3 Westchester Plaza	1969	93,500	84.9	663	0.11	8.35
4 Westchester Plaza	1969	44,700	59.1	481	0.08	18.21
5 Westchester Plaza	1969	20,000	100.0	232	0.04	11.60
6 Westchester Plaza	1968	20,000	100.0	293	0.05	14.65
7 Westchester Plaza	1972	46,200	100.0	749	0.12	16.21
8 Westchester Plaza	1971	67,200	100.0	990	0.16	14.73
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	664	0.11	14.12
4 Skyline Drive	1987	80,600	94.5	1,374	0.23	18.04
5 Skyline Drive	1980	124,022	99.3	1,744	0.29	14.16
6 Skyline Drive	1980	44,155	100.0	259	0.04	5.87
8 Skyline Drive	1985	50,000	98.7	1,015	0.17	20.57
10 Skyline Drive	1985	20,000	84.4	294	0.05	17.42

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive	1989	45,000	100.0	803	0.13	17.84
12 Skyline Drive	1999	46,850	100.0	816	0.13	17.42
15 Skyline Drive	1989	55,000	100.0	1,179	0.19	21.44
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,491	0.25	19.45
200 Corporate Boulevard South	1990	84,000	99.8	1,511	0.25	18.02
4 Executive Plaza	1986	80,000	100.0	1,385	0.23	17.31
6 Executive Plaza	1987	80,000	99.2	1,480	0.24	18.65
1 Odell Plaza	1980	106,000	99.9	1,317	0.22	12.44
3 Odell Plaza	1984	71,065	100.0	1,595	0.26	22.44
5 Odell Plaza	1983	38,400	89.2	576	0.09	16.82
7 Odell Plaza	1984	42,600	87.8	744	0.12	19.89

Total New York Office/Flex		2,348,812	95.1	34,194	5.64	15.31

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,372	0.23	15.59
500 West Avenue	1988	25,000	100.0	413	0.07	16.52
550 West Avenue	1990	54,000	100.0	843	0.14	15.61
600 West Avenue	1999	66,000	100.0	804	0.13	12.18
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	4,118	0.68	15.08

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	93.6	57,274	9.47	12.72

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	89	0.01	13.48
2 Warehouse Lane	1957	10,900	100.0	166	0.03	15.23
3 Warehouse Lane	1957	77,200	100.0	363	0.06	4.70
4 Warehouse Lane	1957	195,500	96.7	1,550	0.25	8.20
5 Warehouse Lane	1957	75,100	97.1	900	0.15	12.34
6 Warehouse Lane	1982	22,100	100.0	512	0.08	23.17

Total Industrial/Warehouse Properties		387,400	97.8	3,580	0.58	9.45

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	163	0.03	17.53
Yonkers
2 Executive Boulevard	1986	8,000	100.0	131	0.02	16.38

Total Retail Properties		17,300	100.0	294	0.05	16.99

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	299	0.05	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A (e)	--	--	--	46	0.01	--

Total Maryland Land Leases		--	--	46	0.01	--

Total Land Leases		--	--	345	0.06	--

TOTAL PROPERTIES		30,946,453	90.0	608,341	100.00	22.59

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2009 aggregating 44,450 square feet (representing 0.1 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended September 30, 2009, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended September 30, 2009, divided by net rentable square feet leased at September 30, 2009.
(e)
As this property was acquired or placed in service by the Company during the 12 months ended September 30, 2009, the amounts represented in 2009 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2009 average base rent per sq. ft. for this property have been calculated by taking 2009 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at September 30, 2009.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended September 30, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of September 30, 2009, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	14,137,803	2.3	526,023	1.8	2019	(b)
Citigroup Global Markets, Inc.	2	11,173,014	1.8	348,003	1.2	2018	(c)
DB Services New Jersey, Inc.	2	10,905,426	1.7	402,068	1.5	2017
United States of America-GSA	12	9,902,452	1.6	290,598	1.1	2017	(d)
Wyndham Worldwide Operations	2	9,024,126	1.4	395,983	1.4	2024	(e)
New Cingular Wireless PCS, LLC	3	8,995,940	1.4	405,530	1.5	2014	(f)
Keystone Mercy Health Plan	2	8,761,006	1.4	303,149	1.1	2020
Forest Research Institute, Inc.	1	8,271,398	1.3	215,659	0.8	2017
AT&T Corp.	2	7,934,132	1.3	395,528	1.4	2014	(g)
Prentice-Hall, Inc.	1	7,694,097	1.2	474,801	1.7	2014
ICAP Securities USA, LLC	1	6,236,408	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
TD Ameritrade Online Holdings	1	5,830,626	0.9	184,222	0.7	2015
Daiichi Sankyo, Inc.	2	5,804,755	0.9	180,807	0.7	2022	(h)
KPMG, LLP	3	5,232,195	0.8	187,994	0.7	2020	(i)
Credit Suisse (USA), Inc.	1	5,212,307	0.8	153,464	0.6	2012	(j)
Allstate Insurance Company	8	5,076,362	0.8	213,236	0.8	2017	(k)
IBM Corporation	3	5,007,630	0.8	310,263	1.1	2013	(l)
Merrill Lynch Pierce Fenner	1	5,001,213	0.8	294,189	1.1	2017
Montefiore Medical Center	5	4,799,950	0.8	222,670	0.8	2020	(m)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
Samsung Electronics America	1	4,184,278	0.7	150,050	0.5	2010
J.H. Cohn, LLP	1	4,151,405	0.7	154,035	0.6	2020
Morgan Stanley Smith Barney	4	4,045,768	0.6	142,530	0.5	2018	(n)
Vonage America, Inc.	1	4,011,000	0.6	350,000	1.3	2017
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.6	137,076	0.5	2019
Morgan Stanley & Co., Inc.	2	3,870,040	0.6	313,170	1.1	2013	(o)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Lehman Brothers Holdings, Inc.	1	3,611,421	0.6	135,190	0.5	2012	(p)
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	2017	(q)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
Shaw Facilities, Inc.	3	2,992,248	0.5	141,172	0.5	2015	(r)
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
HQ Global Workplaces, LLC	7	2,789,620	0.4	133,209	0.5	2021	(s)
Tullett Prebon Holdings Corp.	1	2,787,758	0.4	113,041	0.4	2023	(t)
High Point Safety & Insurance	2	2,769,486	0.4	116,889	0.4	2020
AAA Mid-Atlantic, Inc.	2	2,529,519	0.4	129,784	0.5	2022	(u)
Regus Business Centre Corp.	2	2,528,176	0.4	79,805	0.3	2011
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2017
Movado Group, Inc	1	2,449,828	0.4	90,050	0.3	2013
Lowenstein Sandler, P.C.	1	2,417,586	0.4	98,677	0.4	2017
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Connell Foley, LLP	2	2,406,170	0.4	97,822	0.4	2015
Sony BMG Music Entertainment	1	2,290,083	0.4	97,653	0.4	2014
Nextel of New York, Inc.	2	2,225,875	0.4	97,435	0.4	2014	(v)
UBS Financial Services, Inc.	3	2,209,326	0.4	82,092	0.3	2016	(w)

Total		243,879,246	39.0	9,745,156	35.6
See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual September, 2009 billings times 12.  For leases whose rent commences after October 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	394,849 square feet expire in 2012; 14,056 square feet expire in 2013; 117,118 square feet expire 2019.
(c)	330,900 square feet expire in 2010; 17,103 square feet expire in 2018.
(d)
11,825 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 65,438 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(e)	145,983 square feet expire in 2011; 250,000 square feet expire in 2024.
(f)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(g)	120,528 square feet expire in 2011; 275,000 square feet expire in 2014.
(h)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(i)	11,474 square feet expire in 2009; 77,381 square feet expire in 2012; 53,409 square feet expire in 2019; 45,730 square feet expire in 2020.
(j)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(k)	41,207 square feet expire in 2010; 83,693 square feet expire in 2011; 29,005 square feet expire in 2013; 5,348 square feet expire in 2015; 53,983 square feet expire in 2017.
(l)	17,959 square feet expire in 2010; 248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(m)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020.

(n)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(o)	7,000 square feet expire in 2009; 306,170 square feet expire in 2013.
(p)	63,686 square feet expire in 2010; 71,504 square feet expire in 2012.
(q)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(r)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(s)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021.

(t)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(u)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(v)	62,435 square feet expire in 2010; 35,000 square feet expire in 2014.
(w)	21,554 square feet expire in 2012; 23,373 square feet expire in 2013; 37,165 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	20	139,645	0.4	2,834,277	20.30	0.4
Central NJ	4	52,127	0.2	868,642	16.66	0.2
Westchester Co., NY	16	50,921	0.2	1,087,065	21.35	0.2
Manhattan	-	-	(d)	-	-	(d)
Sub. Philadelphia	-	-	(d)	-	-	(d)
Fairfield, CT	3	13,627	0.1	410,153	30.10	0.1
Washington, DC/MD	3	5,066	(d)	128,355	25.34	(d)
Rockland Co., NY	1	3,467	(d)	73,674	21.25	(d)
TOTAL – 2009	47	264,853	0.9	5,402,166	20.40	0.9

2010
Northern NJ	111	1,192,537	4.2	26,989,606	22.63	4.4
Central NJ	64	462,264	1.7	10,598,210	22.93	1.7
Westchester Co., NY	87	316,030	1.2	7,271,227	23.01	1.1
Manhattan	2	330,900	1.2	10,711,233	32.37	1.7
Sub. Philadelphia	42	216,548	0.8	3,411,138	15.75	0.5
Fairfield, CT	14	42,376	0.2	902,937	21.31	0.1
Washington, DC/MD	24	100,400	0.4	3,050,430	30.38	0.5
Rockland Co., NY	4	3,804	(d)	100,975	26.54	(d)
TOTAL – 2010	348	2,664,859	9.7	63,035,756	23.65	10.0

2011
Northern NJ	125	1,272,472	4.7	31,640,863	24.87	5.1
Central NJ	64	664,023	2.4	16,425,136	24.74	2.6
Westchester Co., NY	102	567,489	2.1	12,840,404	22.63	2.1
Manhattan	-	-	(d)	-	-	(d)
Sub. Philadelphia	80	714,833	2.6	12,024,645	16.82	1.9
Fairfield, CT	16	106,527	0.4	3,004,117	28.20	0.4
Washington, DC/MD	17	81,571	0.3	2,289,157	28.06	0.4
Rockland Co., NY	3	5,264	(d)	136,231	25.88	(d)
TOTAL – 2011	407	3,412,179	12.5	78,360,553	22.96	12.5

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012	324	2,996,670	10.9	72,236,687	24.11	11.6

2013	323	3,722,211	13.6	80,847,192	21.72	12.9

2014	266	2,794,777	10.2	61,337,058	21.95	9.8

2015	191	2,999,964	11.0	65,743,782	21.91	10.5

2016	102	1,414,159	5.2	30,450,058	21.53	4.9

2017	94	2,540,361	9.3	61,068,625	24.04	9.8

2018	57	968,768	3.5	23,061,190	23.80	3.7

2019	54	1,082,014	4.0	22,317,572	20.63	3.6

2020 and thereafter	67	2,525,501	9.2	61,507,412	24.35	9.8
Total/
Weighted Average	2,280	27,386,316	(c) (e)	100.0	625,368,051	22.84	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual September 2009 billings times 12.  For leases whose rent commences after October 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2009 aggregating 44,450 square feet and representing annualized rent of $1,060,314 for which no new leases were signed.
(d)	Represents less than .05%
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	27,386,316
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	476,906
Square footage unleased	3,083,231
Total net rentable square footage (does not include land leases)	30,946,453

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	17	116,345	0.5	2,527,475	21.72	0.4
Central NJ	3	49,118	0.2	823,507	16.77	0.2
Westchester Co., NY	11	20,345	0.1	546,529	26.86	0.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	-	-	-	-	-	-
Fairfield Co., CT	3	13,627	0.1	410,153	30.10	0.1
Washington, DC/MD	3	5,066	(d)	128,355	25.34	(d)
Rockland Co., NY	1	3,467	(d)	73,674	21.25	(d)
TOTAL – 2009	38	207,968	0.9	4,509,693	21.68	0.8

2010
Northern NJ	95	1,045,637	4.6	25,205,515	24.11	4.5
Central NJ	52	339,609	1.5	8,600,414	25.32	1.5
Westchester Co., NY	54	198,872	0.9	5,412,466	27.22	1.0
Manhattan	2	330,900	1.5	10,711,233	32.37	1.9
Sub. Philadelphia	29	107,223	0.5	2,574,302	24.01	0.5
Fairfield Co., CT	12	24,626	0.1	641,062	26.03	0.1
Washington, DC/MD	24	100,400	0.5	3,050,430	30.38	0.5
Rockland Co., NY	4	3,804	(d)	100,975	26.54	(d)
TOTAL – 2010	272	2,151,071	9.6	56,296,397	26.17	10.0

2011
Northern NJ	121	1,249,292	5.6	31,354,117	25.10	5.5
Central NJ	56	634,834	2.8	16,005,030	25.21	2.9
Westchester Co., NY	62	314,772	1.4	8,850,419	28.12	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	51	392,792	1.8	9,797,006	24.94	1.8
Fairfield Co., CT	15	99,477	0.4	2,877,217	28.92	0.5
Washington, DC/MD	17	81,571	0.4	2,289,157	28.06	0.4
Rockland Co., NY	3	5,264	(d)	136,231	25.88	(d)
TOTAL – 2011	325	2,778,002	12.4	71,309,177	25.67	12.7

2012	252	2,382,025	10.6	64,102,768	26.91	11.4

2013	243	2,864,462	12.7	68,605,901	23.95	12.3

2014	214	2,282,113	10.1	54,812,314	24.02	9.8

2015	161	2,676,350	11.9	62,089,470	23.20	11.1

2016	83	1,005,244	4.5	24,583,499	24.46	4.4

2017	78	2,364,007	10.5	58,130,868	24.59	10.4

2018	35	694,129	3.1	19,141,922	27.58	3.4

2019	36	680,750	3.0	16,699,754	24.53	3.0

2020 and thereafter	60	2,416,215	10.7	59,881,503	24.78	10.7
Totals/Weighted Average	1,797	22,502,336 (c)	100.0	560,163,266	24.89	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2009 billings times 12.  For leases whose rent commences after October 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2009 aggregating 29,450 square feet and representing annualized rent of $790,314 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	3	23,300	0.6	306,802	13.17	0.5
Central NJ	1	3,009	0.1	45,135	15.00	0.1
Westchester Co., NY	5	30,576	0.7	540,536	17.68	0.9
Sub. Philadelphia	-	-	-	-	-	-
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2009	9	56,885	1.4	892,473	15.69	1.5

2010
Northern NJ	16	146,900	3.4	1,784,091	12.14	3.0
Central NJ	12	122,655	2.7	1,997,796	16.29	3.3
Westchester Co., NY	32	112,208	2.5	1,769,660	15.77	2.9
Sub. Philadelphia	13	109,325	2.4	836,836	7.65	1.4
Fairfield Co., CT	2	17,750	0.3	261,875	14.75	0.4
TOTAL – 2010	75	508,838	11.3	6,650,258	13.07	11.0

2011
Northern NJ	4	23,180	0.5	286,746	12.37	0.5
Central NJ	8	29,189	0.7	420,106	14.39	0.7
Westchester Co., NY	38	233,317	5.2	3,761,385	16.12	6.2
Sub. Philadelphia	29	322,041	7.1	2,227,639	6.92	3.7
Fairfield Co., CT	1	7,050	0.2	126,900	18.00	0.2
TOTAL – 2011	80	614,777	13.7	6,822,776	11.10	11.3

2012	71	608,007	13.6	8,060,901	13.26	13.2

2013	69	703,444	15.7	10,855,241	15.43	17.8

2014	48	472,819	10.5	5,721,034	12.10	9.5

2015	29	295,614	6.6	3,332,312	11.27	5.5

2016	17	273,833	6.1	4,346,887	15.87	7.2

2017	16	176,354	3.9	2,937,757	16.66	4.9

2018	21	266,639	5.9	3,694,268	13.85	6.1

2019	18	401,264	8.9	5,617,818	14.00	9.3

2020 and thereafter	7	109,286	2.4	1,625,909	14.88	2.7
Totals/Weighted
Average	460	4,487,760	(c) 100.0	60,557,634	13.49	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2009 billings times 12.  For leases whose rent commences after October 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring September 30, 2009 aggregating 15,000 square feet and representing annualized rent of $270,000 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2009, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	1	4,950	1.3	89,101	18.00	2.1

2011	2	19,400	5.1	228,600	11.78	5.4

2012	1	6,638	1.8	73,018	11.00	1.7

2013	11	154,305	40.7	1,386,050	8.98	32.6

2014	3	30,545	8.1	628,710	20.58	14.8

2015	1	28,000	7.4	322,000	11.50	7.6

2016	2	135,082	35.6	1,519,672	11.25	35.8
Totals/Weighted
Average	21	378,920	100.0	4,247,151	11.21	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2009 billings times 12.  For leases whose rent commences after October 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2009, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	43.8

2018	1	8,000	46.2	225,000	28.13	56.2
Totals/Weighted
Average	2	17,300	100.0	400,000	23.12	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual September 2009 billings times 12.  For leases whose rent commences after October 1, 2009 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2009